--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  SMITH BARNEY
                            SMALL CAP CORE FUND, INC.

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               CLASSIC SERIES | ANNUAL REPORT | DECEMBER 31, 2000

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)

             -------------------------------------------------------
             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE
             -------------------------------------------------------

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

--------------------------------------------------------------------------------
[LOGO] Style Pure Series

[PHOTO OMITTED]

SANDIP A. BHAGAT
PORTFOLIO MANAGER

--------------------------------------------------------------------------------
Annual Report o December 31, 2000

SMITH BARNEY SMALL CAP
CORE FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SANDIP A. BHAGAT
--------------------------------------------------------------------------------

Sandip A. Bhagat, CFA, has more than 13 years of securities business experience.
Education: BS in Chemical Engineering from the University of Bombay, MS and MBA University of Connecticut.

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FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks long-term capital appreciation by investing principally in the stocks of companies with relatively small market capitalizations representing several industries and sectors.

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FUND FACTS
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FUND INCEPTION
--------------------------------------------------------------------------------
January 23, 1990

MANAGER TENURE
--------------------------------------------------------------------------------
4 Years

MANAGER INVESTMENT INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
13 Years

                                         CLASS A       CLASS B        CLASS L
--------------------------------------------------------------------------------
NASDAQ                                    SBDSX         SBDBX         SBDLX
--------------------------------------------------------------------------------
INCEPTION                                1/23/90       6/25/97        6/24/97
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Average Annual Total Returns as of December 31, 2000

                                                    Without Sales Charges(1)

                                                Class A     Class B     Class L
--------------------------------------------------------------------------------
One-Year                                          1.57%       0.72%       0.79%
--------------------------------------------------------------------------------
Five-Year                                        13.42         N/A         N/A
--------------------------------------------------------------------------------
Ten-Year                                         12.72         N/A         N/A
--------------------------------------------------------------------------------
Since Inception+                                 10.20        9.68        9.91
--------------------------------------------------------------------------------

                                                     With Sales Charges(2)

                                                Class A     Class B     Class L
--------------------------------------------------------------------------------
One-Year                                        (3.51)%      (3.75)%     (1.10)%
--------------------------------------------------------------------------------
Five-Year                                       12.26          N/A         N/A
--------------------------------------------------------------------------------
Ten-Year                                        12.15          N/A         N/A
--------------------------------------------------------------------------------
Since Inception+                                 9.68         9.26        9.60
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's reinvestment plan, thereafter at net asset value.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are January 23, 1990, June 25, 1997 and June 24, 1997, respectively.

--------------------------------------------------------------------------------

What's Inside

A Message from the Chairman ...............................................    1

Fund at a Glance ..........................................................    2

A Letter from the Portfolio Manager .......................................    3

Historical Performance ....................................................    6

Growth of $10,000 .........................................................    8

Schedule of Investments ...................................................    9

Statement of Assets and Liabilities .......................................   16

Statement of Operations ...................................................   17

Statements of Changes in Net Assets .......................................   18

Notes to Financial Statements .............................................   19

Financial Highlights ......................................................   23

Independent Auditors' Report ..............................................   27

Tax Information ...........................................................   28

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

  ----------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

                                HEATH B. MCLENDON
                                CHAIRMAN

                                -----------------

The year 2000 began on a strong note, as investor appetite for "New Economy" stocks drove a sharp rally across global markets. Fears about Year 2000 technology disruptions were quickly dispelled and consumer confidence ran high.

The favorable environment began to change, however, when trends that had been overlooked in late 1999 began to take effect, such as increasing interest rates and the euro's persistent weakness against the U.S. dollar. The combination of these factors resulted in a sharp decline in stock prices later in the year, especially in the technology sector. Moreover, market volatility was high as investors grappled with the pronounced correction in many speculative stocks.

Sandip Bhagat and his investment team seek to provide investors of the Smith Barney Small Cap Core Fund, Inc., formerly Smith Barney Small Cap Blend Fund, Inc, ("Fund") with long-term capital appreciation by investing primarily in stocks of companies with relatively small market capitalizations(1) representing several industries and sectors. The fundamental goal of the Fund is to capture the small cap market with a high level of consistency. They seek to invest in stocks of companies from among a broad range of growth (those with above average earnings growth) and value stocks (those underpriced relative to their fundamentals), which is generally known as growth at a reasonable price.

Sandip and his team use an active investment strategy to identify companies that participate in positive and dynamic trends throughout several industries. Through the use of quantitative analysis they generally target relatively unknown and financially sound companies that demonstrate the potential to become larger and more mature mid-cap companies.

As the global economy becomes more balanced and the U.S. markets are marked by higher volatility and continued corporate earnings pressure, it has become more important than ever to choose an investment manager you trust.

When you invest with SSB Citi Asset Management Group ("SSB Citi"), you are backed by the experience and resources of one of the world's largest and most well-respected financial institutions.

We thank you for entrusting SSB Citi with the management of your assets.

Sincerely,

/s/ Heath B. Mclendon

Heath B. Mclendon
Chairman

January 9, 2001

----------
(1) Please keep in mind, stocks of small-cap companies often experience sharper price fluctuations than stocks of mid- and large-cap companies.


1   Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

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         SMITH BARNEY SMALL CAP CORE FUND, INC. at a Glance (unaudited)
--------------------------------------------------------------------------------

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Top Ten Holdings*+
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 1. Barrett Resources Corp. .............................................   1.1%

 2. Life Point Hospitals, Inc. ..........................................   1.0

 3. Bank United Corp., Class A Shares ...................................   1.0

 4. Invitrogen Corp. ....................................................   0.9

 5. ADVO, Inc. ..........................................................   0.9

 6. Lennar Corp. ........................................................   0.9

 7. Newfield Exploration Co. ............................................   0.9

 8. AMETEK, Inc. ........................................................   0.9

 9. OM Group, Inc. ......................................................   0.9

10. Southwest Bancorporation of Texas, Inc. 7 ...........................   0.9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

                      8.4%      Banking
                      4.3%      Biotechnology
                      5.1%      Energy
                      3.9%      Engineering and Construction
                      9.4%      Healthcare
                      6.9%      Real Estate
                      6.7%      Retail
                      3.8%      Semiconductors
                      5.2%      Utilities
                      46.3%     Other

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

                      96.0% Common Stock

                       0.3% U.S. Treasury Bills

                       3.7% Repurchase Agreement

* All information is as of December 31, 2000. Please note that Portfolio holdings are subject to change.

+     As a percentage of total common stock.

++    As a percentage of total investments.


2   Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to present the annual report for the Smith Barney Small Cap Core Fund, Inc., formerly Smith Barney Small Cap Blend Fund, Inc., ("Fund") for the year ended December 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Performance Update

For the year ended December 31, 2000, the Fund's Class A shares, without and with sales charges, returned 1.57% and negative 3.51%, respectively. In comparison, the Russell 2000 Index(1) returned a negative 3.02% for the same period. Past performance is not indicative of future results.

Market Update and Outlook

The dismal end to year 2000 resulted in the first significantly negative year for U.S. stocks in a decade and ended a spectacular run of five consecutive years of greater than 20% gains. Small cap stocks again performed better than large cap stocks for the second straight year. For the calendar year 2000, the Russell 2000 Index returned a negative 3.02%, finishing ahead of the Standard & Poor's 500 Index ("S&P 500"),(2) which returned a negative 9.10%.

            ---------------------------------------------------------
                  TOWARDS THE END OF THE THIRD QUARTER OF 2000,
                          INVESTOR FOCUS ON THE "4E'S"
                     - ENERGY, ECONOMY, EARNINGS AND EURO -
               LED TO A NERVOUS MARKET ENVIRONMENT AS STOCK PRICES
                         DECLINED FROM LOFTY VALUATIONS.
            ---------------------------------------------------------

The year 2000 began with unprecedented levels of volatility in the stock market. Interest rates rose early in the third quarter of 2000 and then fell significantly as the quarter progressed. The speculative bubble that had built up in the high-flying technology and biotech sectors in the Nasdaq Composite Index(3) market finally burst during the week of April 10. The Nasdaq Composite Index fell by over 25% for the week of April 10 and by almost 15% for the month of April.

U.S. stocks came under increasing pressure in the fourth quarter of 2000 as investors digested a slew of high-profile profit warnings, especially from high-tech companies. Bond yields fell significantly at the short end of the yield curve(4) as investors began to discount easing by the Federal Reserve Board ("Fed") in the coming year to combat the economic malaise.(5)

----------
(1) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

(2) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(3) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.

(4) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

(5) After the period, on January 3, 2001 and January 31, 2001, the Fed cut interest rates by one-half point for a total of one percentage point in interest rate cuts.


3   Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

       -------------------------------------------------------------------
                WITHIN THE SMALL STOCK UNIVERSE, VALUE STOCKS(6)
              SIGNIFICANTLY OUTPERFORMED GROWTH(7) STOCKS IN 2000.
                           FOR THE CALENDAR YEAR 2000,
          THE RUSSELL 2000 VALUE INDEX(8) RETURN OF 22.83% WAS AHEAD OF
           THE RUSSELL 2000 GROWTH INDEX(9) RETURN OF NEGATIVE 22.43%.
       -------------------------------------------------------------------

The compression in price/earnings ("P/E")(10) multiples triggered by higher interest rates and weaker profits hit the technology sector the hardest where stock valuation had reached unsustainable lofty levels. Falling demand in the semiconductor sector along with rising inventories and the significant decline in valuations of pure-play Internet companies were the main themes in the technology sector.

Investment Strategy and Portfolio Update

As previously stated, the Fund seeks long-term capital appreciation by investing in common stocks of U.S. companies with relatively small market capitalization at the time of investment.(11) These are companies with market capitalizations in excess of $100 million and in the lowest 20% of publicly traded companies.

We do not attempt to time the market nor do we focus on exploiting market sector opportunities based on economic forecasts. Instead, we employ an active investment strategy based on a sophisticated, proprietary model that seeks to identify small cap stocks that are likely to outperform their peers. As a result of our investment approach, the Fund's holdings are widely diversified among 250 to 300 companies that should perform in a manner comparable to the Russell 2000 Index, a broad measure of the small cap market.

         ---------------------------------------------------------------
                 IN OUR DISCIPLINED APPROACH TO STOCK SELECTION,
            WE CONTINUE TO SCREEN OUR RESEARCH UNIVERSE OF ABOUT 2000
             SMALL CAP SECURITIES FOR COMPANIES THAT OFFER IMPROVING
              EARNINGS FUNDAMENTALS AT DISCOUNTED STOCK VALUATIONS.
         ---------------------------------------------------------------

Within a weak technology sector, our stock selections were fairly good. (Past performance is not indicative of future results.) Our focus on both valuation and earnings strength kept us out of the riskiest, high-flying tech stocks, which declined the most during the period. We also had some good stock picks in the technology sector that produced strong gains such as Transwitch, Corp., a semiconductor manufacturer, and Hadco Corp., a maker of electronic components which was acquired by Sanmina in June.

----------
(6) Value stocks are shares that are considered to be inexpensive relative to their asset values or earning power.

(7) Growth stocks are shares of companies believed to exhibit the potential for faster-than-average growth within their industries.

(8) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

(9) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.

(10)  The P/E ratio is the price of a stock divided by its earnings per share.

(11) Please note stocks of small-cap companies often experience sharper price fluctuations than stocks of mid and large cap companies.


4   Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

During the period, the healthcare sector saw a tug-of-war between talk of reform and new scientific advances and eventually did offer some investors a "safe haven" as the technology sector corrected. Even though the biotechnology group went down in the middle of the second quarter of 2000, this sector still finished the year with solid returns. The Fund's positions in Protein Design Labs, Inc. and Corr Therapeutics, Inc. performed well.

The retail sector was weak as consumer confidence waned over the course of the year. The Fund's position in direct-mail marketing company ADVO, Inc. helped its performance as investors rewarded the company's steady earnings growth. In the producer durables sector, PerkinElmer Inc, a diversified high-tech manufacturer, was a big winner for us as the company posted strong earnings growth of over 50% in 2000. The Fund's positions in a number of small regional banks within the financial services sector also performed well as interest rates fell in the fourth quarter of 2000.

In our view, the Fund's performance in 2000 can be traced to the month of January when we lost ground in the midst of unprecedented volatility in Internet and biotechnology companies. Despite our commitment to rigorous risk controls, the dispersion in returns even among highly correlated industry groups was so drastic that we could not avoid the shortfall in January. After that rocky start, our valuation and earnings models worked reasonably well in a difficult market environment.

Moreover, the technology sector was the most adversely affected in the small capitalization stock universe by the prospects of declining earnings growth. Semiconductor and telecommunications equipment stocks were hit hard on concerns of an inventory build-up, excess supply and falling demand.

We were hurt in technology by overweight positions in growth software stocks such as Advent Software, Inc. and cyclical semiconductor stocks like Plexus Corp. Avocent Corp., a provider of connectivity solutions for businesses, fell sharply in the midst of a collapsing e-commerce industry where B-to-B providers were hit especially hard in December 2000.

As evidence of an economic slowdown mounts, all eyes are on the Fed as investors hope that an easier monetary policy provides relief to counteract the negative earnings outlook. As the market seesaws between these two forces, we believe market volatility will remain high.

Thank you for your investment in the Smith Barney Small Cap Core Fund, Inc.

Sincerely,


/s/ Sandip A. Bhagat

Sandip A. Bhagat, CFA

Vice President

January 9, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 9 through 15 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is of December 31, 2000 and is subject to change.


5   Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares(1)
================================================================================

                               Net Asset Value
                           ----------------------
                           Beginning        End        Income       Capital Gain       Total
Year Ended                  of Year       of Year     Dividends     Distributions    Returns(2)
===============================================================================================
12/31/00                    $14.26        $12.91        $0.00          $ 1.52           1.57%
-----------------------------------------------------------------------------------------------
12/31/99                     13.35         14.26         0.08            1.68          21.09
-----------------------------------------------------------------------------------------------
12/31/98                     13.68         13.35         0.00            0.16          (1.31)
-----------------------------------------------------------------------------------------------
12/31/97                     12.30         13.68         0.04            1.98          28.25
-----------------------------------------------------------------------------------------------
12/31/96                     12.15         12.30         0.04            2.00          20.56
-----------------------------------------------------------------------------------------------
12/31/95                     11.78         12.15         0.11            1.94          18.90
-----------------------------------------------------------------------------------------------
12/31/94                     12.50         11.78         0.05            0.09          (4.36)
-----------------------------------------------------------------------------------------------
12/31/93                     11.49         12.50         0.01            0.00           8.90
-----------------------------------------------------------------------------------------------
12/31/92                     10.34         11.49         0.05            0.00          11.71
-----------------------------------------------------------------------------------------------
12/31/91                      9.32         10.34         0.14            0.79          22.69
===============================================================================================
  Total                                                 $0.52          $10.16
===============================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                               Net Asset Value
                           ----------------------
                           Beginning        End        Income       Capital Gain       Total
Year Ended                  of Year       of Year     Dividends     Distributions    Returns(2)
===============================================================================================
12/31/00                    $13.92        $12.45        $0.00           $1.52           0.72%
-----------------------------------------------------------------------------------------------
12/31/99                     13.09         13.92         0.00            1.68          20.21
-----------------------------------------------------------------------------------------------
12/31/98                     13.52         13.09         0.00            0.16          (2.07)
-----------------------------------------------------------------------------------------------
Inception* -- 12/31/97       13.34         13.52         0.01            1.98          16.73+
===============================================================================================
  Total                                                 $0.01           $5.34
===============================================================================================

================================================================================
Historical Performance -- Class L Shares
================================================================================

                               Net Asset Value
                           ----------------------
                           Beginning        End        Income       Capital Gain       Total
Year Ended                  of Year       of Year     Dividends     Distributions    Returns(2)
===============================================================================================
12/31/00                    $13.91        $12.45        $0.00           $1.52           0.79%
-----------------------------------------------------------------------------------------------
12/31/99                     13.09         13.91         0.00            1.68          20.12
-----------------------------------------------------------------------------------------------
12/31/98                     13.51         13.09         0.00            0.16          (1.99)
-----------------------------------------------------------------------------------------------
Inception* -- 12/31/97       13.24         13.51         0.01            1.98          17.53+
===============================================================================================
  Total                                                 $0.01           $5.34
===============================================================================================


6   Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                               Net Asset Value
                           ----------------------
                           Beginning        End        Income       Capital Gain       Total
Year Ended                  of Year       of Year     Dividends     Distributions    Returns(2)
===============================================================================================
12/31/00                    $14.37        $13.07        $0.00          $1.52            1.91%
-----------------------------------------------------------------------------------------------
12/31/99                     13.34         14.37         0.03           1.68           21.55
-----------------------------------------------------------------------------------------------
12/31/98                     13.63         13.34         0.03           0.16           (0.80)
-----------------------------------------------------------------------------------------------
Inception* -- 12/31/97       13.87         13.63         0.04           0.00           (1.42)+
===============================================================================================
  Total                                                 $0.10          $3.36
===============================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns
================================================================================

                                             Without Sales Charges(2)
                                ------------------------------------------------
                                Class A(1)     Class B        Class L    Class Y
================================================================================
Year Ended 12/31/00                1.57%        0.72%          0.79%      1.91%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00         13.42          N/A            N/A        N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/00          12.72          N/A            N/A        N/A
--------------------------------------------------------------------------------
Inception* through 12/31/00       10.20         9.68           9.91       6.72
================================================================================

                                               With Sales Charges(3)
                                ------------------------------------------------
                                Class A(1)     Class B        Class L    Class Y
================================================================================
Year Ended 12/31/00               (3.51)%      (3.75)%        (1.10)%     1.91%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00         12.26          N/A            N/A        N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/00          12.15          N/A            N/A        N/A
--------------------------------------------------------------------------------
Inception* through 12/31/00        9.68         9.26           9.60        6.72
================================================================================

================================================================================
Cumulative Total Returns
================================================================================

                                                        Without Sales Charges(2)
================================================================================
Class A (12/31/90 through 12/31/00)                             231.28%
--------------------------------------------------------------------------------
Class B (Inception* through 12/31/00)                            38.41
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/00)                            39.46
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/00)                            23.17
================================================================================

(1) The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to a Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. All historical performance information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially to liquidity requirements.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter, at net asset value.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L and Y shares are January 23, 1990, June 25, 1997, June 24, 1997 and October 17, 1997, respectively.


7   Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Small Cap Core Fund, Inc. vs. Russell 2000 Index+
--------------------------------------------------------------------------------

                          December 1990-- December 2000

[GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                           Smith Barney
                             Small Cap            Russell 2000
                          Core Fund, Inc.         Stock Index
                          ---------------         -----------
       1990                     9501                  10000
       1991                    11659                  14605
       1992                    13024                  17293
       1993                    14183                  20558
       1994                    13524                  20183
       1995                    16771                  25927
       1996                    20141                  30204
       1997                    25929                  36960
       1998                    25590                  36021
       1999                    30986                  43674
       2000                    31472                  42356

+ Hypothetical illustration of $10,000 invested on December 31, 1990, assuming reinvestment of dividends and capital gains, if any, through December 31, 2000. As of June 23, 1997, all existing shares became Class A shares. The Fund operated as a closed-end mutual fund until June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange, and dividends were eligible for reinvestment through the Fund's dividend reinvestment plan; since that time, dividends have been reinvested at net asset value. Current total return information is based on net asset value while it was a closed-end fund. For purposes of this illustration, the current maximum front-end sales charge for Class A shares of 5.00% has been used to compute the initial account value at inception. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements; therefore, the performance indicated above may have been different had the Fund been an open-end fund since inception. The Russell 2000 Index is comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


8   Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        December 31, 2000
================================================================================

   SHARES                             SECURITY                                   VALUE
========================================================================================
COMMON STOCK -- 96.0%

Aerospace/Defense -- 1.1%
    74,100    Primex Technologies, Inc.                                     $  2,361,938
    52,100    SBS Technologies, Inc. (a)                                       1,559,744
----------------------------------------------------------------------------------------
                                                                               3,921,682
----------------------------------------------------------------------------------------
Automotive -- 1.6%
    86,600    ArvinMeritor, Inc.                                                 985,075
    90,700    Donaldson Co., Inc.                                              2,522,594
    68,800    Lear Corp. (a)                                                   1,707,100
    25,100    Superior Industries International, Inc.                            792,219
----------------------------------------------------------------------------------------
                                                                               6,006,988
----------------------------------------------------------------------------------------
Banking -- 8.1%
    26,100    Astoria Financial Corp.                                          1,417,556
    50,400    Bank United Corp., Class A Shares                                3,436,650
    12,100    Corus Bankshares, Inc.                                             598,761
    65,000    Dime Bancorp. Inc.                                               1,921,562
   106,000    Doral Financial Corp.                                            2,563,875
    47,500    Firstfed Financial Corp.                                         1,534,844
    72,800    Greater Bay Bancorp (b)                                          2,984,800
   124,500    Harbor Florida Bancshares, Inc.                                  1,859,719
    51,800    Imperial Bancorp (a)                                             1,359,750
    93,900    MAF Bancorp, Inc.                                                2,670,281
   150,900    Seacoast Financial Services Corp.                                1,810,800
    57,900    Silicon Valley Bancshares (a)(b)                                 2,001,169
    74,200    Southwest Bancorporation of Texas, Inc. (a)                      3,185,963
    25,400    UCBH Holdings, Inc.                                              1,184,275
    77,100    United Bankshares, Inc.                                          1,638,375
         2    Wells Fargo & Co.                                                      111
----------------------------------------------------------------------------------------
                                                                              30,168,491
----------------------------------------------------------------------------------------
Biotechnology -- 4.2%
    46,200    Aviron (a)(b)(c)                                                 3,086,737
    93,100    Cell Genesys, Inc. (a)                                           2,123,844
    20,900    Corr Therapeutics, Inc. (a)(b)(c)                                  735,419
    29,100    Corixa Corp. (a)                                                   811,163
    11,700    Gilead Sciences, Inc. (a)(b)                                       970,369
    39,200    Invitrogen Corp. (a)                                             3,385,900
    52,400    NPS Pharmaceuticals, Inc. (a)(b)                                 2,515,200
    21,400    Protein Design Labs, Inc. (a)(b)                                 1,859,125
----------------------------------------------------------------------------------------
                                                                              15,487,757
----------------------------------------------------------------------------------------
Business Services -- 2.0%
    47,400    F.Y.I. Inc. (a)(c)                                               1,747,875
    44,000    Hall, Kinion & Associates, Inc. (a)                                885,500
    17,900    Heidrick & Struggles International, Inc. (a)                       752,919
    74,900    Korn/Ferry International (a)                                     1,591,625
    68,700    On Assignment, Inc. (a)                                          1,957,950
    31,500    StarTek, Inc. (a)                                                  484,313
----------------------------------------------------------------------------------------
                                                                               7,420,182
----------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


9   Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                             SECURITY                                   VALUE
========================================================================================
Chemicals -- 2.3%
    85,200    Crompton Corp.                                                $    894,600
    62,000    Cytec Industries Inc. (a)                                        2,476,125
    85,200    Ferro Corp.                                                      1,959,600
    59,300    OM Group, Inc.                                                   3,239,262
----------------------------------------------------------------------------------------
                                                                               8,569,587
----------------------------------------------------------------------------------------
Computers -- 2.1%
    36,000    Emulex Corp. (a)(b)                                              2,877,750
    52,400    Interlink Electronics, Inc. (a)                                    664,825
    58,400    Plexus Corp. (a)(c)                                              1,774,813
    20,400    SanDisk Corp. (a)(b)                                               566,100
   104,100    Sensormatic Electronics Corp. (a)(b)                             2,088,506
----------------------------------------------------------------------------------------
                                                                               7,971,994
----------------------------------------------------------------------------------------
Consumer Products and Services -- 3.0%
    26,800    Corinthian Colleges, Inc. (a)                                    1,016,725
    20,100    Direct Focus, Inc. (a)(b)                                          674,606
    83,700    Education Management Corp. (a)                                   2,992,275
   142,200    Oakley, Inc. (a)                                                 1,919,700
    72,400    Rent-A-Center, Inc. (a)                                          2,497,800
    19,900    The Scotts Co., Class A Shares (a)                                 735,056
    35,200    The Toro Co.                                                     1,291,400
----------------------------------------------------------------------------------------
                                                                              11,127,562
----------------------------------------------------------------------------------------
Diversified -- 0.9%
    25,100    Excel Technology, Inc. (a)                                         500,823
    28,100    PerkinElmer, Inc.                                                2,950,500
----------------------------------------------------------------------------------------
                                                                               3,451,323
----------------------------------------------------------------------------------------
Drugs -- 1.0%
    22,900    Enzon, Inc. (a)                                                  1,421,231
    39,786    Medicis Pharmaceutical Corp., Class A Shares (a)(b)              2,352,347
----------------------------------------------------------------------------------------
                                                                               3,773,578
----------------------------------------------------------------------------------------
Electronics -- 1.9%
    55,000    Alpha Industries, Inc. (b)(c)                                    2,035,000
    26,800    DDi Corp. (a)                                                      730,300
    27,900    FEI Co. (a)                                                        634,725
    45,800    Nanometrics Inc. (a)                                               632,613
    33,300    Photon Dynamics, Inc. (a)                                          749,250
    26,400    Pixelworks, Inc. (a)(b)                                            590,700
    62,100    Quicklogic Corp.                                                   430,819
    32,600    Technitrol, Inc.                                                 1,340,675
----------------------------------------------------------------------------------------
                                                                               7,144,082
----------------------------------------------------------------------------------------
Energy -- 4.9%
    70,700    Barrett Resources Corp. (a)                                      4,016,644
   103,100    Cal Dive International, Inc. (a)                                 2,745,037
    64,700    C&D Technologies, Inc.                                           2,794,231
    86,000    Marine Drilling Cos., Inc. (a)                                   2,300,500
    69,400    Newfield Exploration Co. (a)(c)                                  3,292,162
    37,300    Offshore Logistics, Inc. (a)                                       803,698
    63,900    Swift Energy Co. (a)                                             2,404,238
----------------------------------------------------------------------------------------
                                                                              18,356,510
----------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


10  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                             SECURITY                                   VALUE
========================================================================================
Engineering and Construction -- 3.8%
    57,800    Centex Construction Products, Inc.                            $  1,578,662
    23,300    Centex Corp.                                                       875,206
   120,190    D.R. Horton, Inc.                                                2,937,143
    65,000    Jacobs Engineering Group, Inc.                                   3,002,187
    91,800    Lennar Corp.                                                     3,327,750
    46,400    Simpson Manufacturing Co., Inc. (a)                              2,366,400
----------------------------------------------------------------------------------------
                                                                              14,087,348
----------------------------------------------------------------------------------------
Financial Services -- 3.5%
    47,700    Affiliated Managers Group, Inc. (a)(c)                           2,617,537
    24,400    Allied Capital Corp.                                               509,350
    20,400    AmeriCredit Corp. (a)                                              555,900
     7,800    Arthur J. Gallagher & Co.                                          496,275
    28,900    CompuCredit Corp. (a)(b)                                           523,813
    86,000    The First American Corp.                                         2,827,250
   191,900    Freidman, Billings, Ramsey Group, Inc., Class A Shares           1,259,344
     5,500    Investors Financial Services Corp.                                 473,000
    18,700    Jefferies Group, Inc.                                              584,375
    34,500    Radian Group Inc.                                                2,589,656
    15,700    Raymond James Financial, Inc.                                      547,538
----------------------------------------------------------------------------------------
                                                                              12,984,038
----------------------------------------------------------------------------------------
Food and Beverage -- 1.6%
    68,900    The Earthgrains Co.                                              1,274,650
    34,700    International Multifoods Corp.                                     704,844
    17,800    Krispy Kreme Doughnuts, Inc. (a)                                 1,477,400
    55,700    Ralcorp Holdings, Inc. (a)                                         912,088
    30,800    The Robert Mondavi Corp., Class A Shares (a)                     1,667,050
----------------------------------------------------------------------------------------
                                                                               6,036,032
----------------------------------------------------------------------------------------
Gaming -- 0.8%
    11,800    Anchor Gaming                                                      460,200
   188,700    Aztar Corp. (a)                                                  2,441,306
----------------------------------------------------------------------------------------
                                                                               2,901,506
----------------------------------------------------------------------------------------
Healthcare -- 9.0%
    26,800    AmeriSource Health Corp., Class A Shares (a)                     1,353,400
    70,600    Apria Healthcare Group Inc. (a)                                  2,100,350
    68,600    Bindley Western Industries, Inc.                                 2,851,187
    26,000    Cerner Corp. (a)                                                 1,202,500
    55,500    Coventry Health Care, Inc. (a)                                   1,481,156
    74,700    Cyberonics, Inc. (a)                                             1,736,775
    70,100    Datascope Corp.                                                  2,400,925
    59,000    Eclipsys Corp. (a)(b)                                            1,445,500
    65,500    Endocare, Inc. (a)                                                 835,125
    60,400    IDX Systems Corp. (a)                                            1,510,000
    12,000    Laboratory Corp. of America Holdings (a)                         2,112,000
    72,300    LifePoint Hospitals, Inc. (a)                                    3,624,037
    24,200    Lincare Holdings Inc. (a)                                        1,380,912
    85,100    Mid Atlantic Medical Services, Inc. (a)                          1,686,044
    58,600    ResMed Inc. (a)(b)                                               2,336,675
    94,500    STERIS Corp. (a)                                                 1,523,813

                       See Notes to Financial Statements.


11  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                             SECURITY                                   VALUE
========================================================================================
Healthcare -- 9.0% (continued)
    51,500    Sunrise Assisted Living, Inc. (a)(b)                          $  1,287,500
    29,100    Syncor International Corp. (a)                                   1,058,513
    44,600    Varian Inc. (a)                                                  1,510,825
----------------------------------------------------------------------------------------
                                                                              33,437,237
----------------------------------------------------------------------------------------
Home Furnishings -- 1.1%
   137,700    Haverty Furniture Cos., Inc.                                     1,359,787
   322,900    Interface, Inc., Class A Shares                                  2,805,194
----------------------------------------------------------------------------------------
                                                                               4,164,981
----------------------------------------------------------------------------------------
Insurance -- 2.5%
   107,900    HCC Insurance Holdings, Inc.                                     2,906,556
    55,800    LandAmerica Financial Group, Inc.                                2,256,412
    73,600    Leucadia National Corp.                                          2,608,200
    52,833    Medical Assurance, Inc. (a)                                        881,651
    18,400    Philadelphia Consolidated Holding Corp. (a)                        568,100
----------------------------------------------------------------------------------------
                                                                               9,220,919
----------------------------------------------------------------------------------------
Internet -- 1.2%
    27,000    IntraNet Solutions, Inc. (a)                                     1,377,000
    43,300    Internet.com Corp. (a)                                             257,094
    43,500    Symantec Corp. (b)                                               1,451,813
    53,500    WebTrends Corp. (a)                                              1,548,156
----------------------------------------------------------------------------------------
                                                                               4,634,063
----------------------------------------------------------------------------------------
Leisure -- 1.4%
    69,700    Harman International Industries, Inc.                            2,544,050
    80,800    THQ Inc. (a)                                                     1,969,500
    93,700    The Topps Co., Inc. (a)                                            860,869
----------------------------------------------------------------------------------------
                                                                               5,374,419
----------------------------------------------------------------------------------------
Machinery -- 1.7%
   125,200    AMETEK, Inc. (c)                                                 3,247,375
    63,000    Flowserve Corp. (a)                                              1,346,625
    29,300    Mettler-Toledo International Inc. (a)                            1,593,187
----------------------------------------------------------------------------------------
                                                                               6,187,187
----------------------------------------------------------------------------------------
Metals -- 1.1%
   116,500    AK Steel Holding Corp.                                           1,019,375
    84,400    Reliance Steel & Aluminum Co.                                    2,088,900
   107,300    Tower Automotive, Inc. (a)                                         965,700
----------------------------------------------------------------------------------------
                                                                               4,073,975
----------------------------------------------------------------------------------------
Networking -- 1.2%
    84,300    Anixter International Inc. (a)                                   1,822,987
    26,900    JNI Corp. (a)                                                      610,294
    29,900    Proxim, Inc. (a)                                                 1,285,700
    57,000    Rainbow Technologies, Inc. (a)                                     901,313
----------------------------------------------------------------------------------------
                                                                               4,620,294
----------------------------------------------------------------------------------------
Packaging/Containers -- 1.2%
    75,700    AptarGroup, Inc.                                                 2,223,687
   195,600    Ivex Packaging Corp. (a)                                         2,139,375
----------------------------------------------------------------------------------------
                                                                               4,363,062
----------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


12  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                             SECURITY                                   VALUE
========================================================================================
Paper and Forest Products -- 0.6%
    61,800    Potlatch Corp.                                                $  2,074,163
----------------------------------------------------------------------------------------
Publishing -- 1.1%
    75,800    ADVO, Inc.                                                       3,363,625
    30,200    R.H. Donnelley Corp.                                               734,238
----------------------------------------------------------------------------------------
                                                                               4,097,863
----------------------------------------------------------------------------------------
Real Estate -- 6.7%
    98,300    Catellus Development Corp. (a)                                   1,720,250
    60,600    Cousins Properties, Inc.                                         1,693,013
   139,100    Equity Inns Inc.                                                   860,681
    56,600    First Industrial Realty Trust, Inc.                              1,924,400
    71,200    General Growth Properties, Inc. (b)                              2,576,550
    39,300    Health Care Property Investors, Inc.                             1,174,087
    85,100    IndyMac Bancorp, Inc. (a)                                        2,510,450
    92,000    Liberty Property Trust                                           2,627,750
    45,800    Mid-America Apartment Communities, Inc.                          1,033,362
    22,500    NVR, Inc. (a)                                                    2,781,000
    71,600    Parkway Properties, Inc.                                         2,125,625
    99,230    Reckson Associates Realty Corp. (b)                              2,486,952
    54,400    Regency Realty Corp.                                             1,288,600
----------------------------------------------------------------------------------------
                                                                              24,802,720
----------------------------------------------------------------------------------------
Retail -- 6.4%
    41,700    Abercrombie & Fitch Co., Class A Shares (a)                        834,000
    19,000    American Eagle Outfitters, Inc. (a)(b)                             802,750
    45,200    Applebee's International, Inc.                                   1,420,975
   115,800    The Cato Corp., Class A Shares                                   1,592,250
    53,100    CBRL Group, Inc.                                                   965,756
    15,400    The Cheesecake Factory Inc.                                        590,975
    81,100    Chicos FAS, Inc. (a)                                             1,692,962
    35,700    The Children's Place Retail Stores, Inc. (a)                       722,925
    29,400    The Dress Barn, Inc. (a)                                           852,600
    44,800    Footstar, Inc. (a)                                               2,217,600
    85,187    Jack in the Box Inc. (a)                                         2,507,692
    53,300    Linens 'n Things, Inc. (a)(b)                                    1,472,412
    95,200    Lone Star Steakhouse & Saloon, Inc.                                916,300
    48,300    The Neiman Marcus Group, Inc., Class A Shares (a)                1,717,669
    79,300    Pier 1 Imports, Inc.                                               817,781
    67,400    SCP Pool Corp. (a)                                               2,026,213
    66,000    Stein Mart, Inc. (a)                                               767,250
   125,900    Venator Group, Inc. (a)                                          1,951,450
----------------------------------------------------------------------------------------
                                                                              23,869,560
----------------------------------------------------------------------------------------
Semiconductors -- 3.6%
    20,600    Cree, Inc. (a)(b)                                                  731,944
    17,100    Cymer, Inc. (a)                                                    440,058
    26,900    DuPont Photomasks, Inc. (a)                                      1,421,497
    50,800    Electro Scientific Industries, Inc. (a)                          1,422,400
    57,300    Exar Corp. (a)                                                   1,775,405
    30,200    hi/fn, Inc. (a)                                                    830,500
    60,400    Ibis Technology Corp. (a)                                        1,162,700

                       See Notes to Financial Statements.


13  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                             SECURITY                                   VALUE
========================================================================================
Semiconductors -- 3.6% (continued)
    32,000    Micrel Inc. (a)(b)                                            $  1,078,000
   125,500    Oak Technology, Inc. (a)                                         1,090,281
    51,800    Therma-Wave Inc. (a)                                               725,200
    54,900    TranSwitch Corp. (a)(b)                                          2,147,963
    75,900    Viasystems Group, Inc. (a)                                         630,919
----------------------------------------------------------------------------------------
                                                                              13,456,867
----------------------------------------------------------------------------------------
Software -- 3.5%
    17,900    Advent Software, Inc. (a)                                          717,119
    35,000    AremisSoft Corp. (a)                                             1,494,062
   112,700    Datastream Systems, Inc. (a)                                     1,098,825
    22,500    Documentum, Inc. (a)                                             1,117,969
   101,800    JDA Software Group, Inc. (a)                                     1,329,762
    49,900    Mentor Graphics Corp. (a)                                        1,369,131
    16,000    NetIQ Corp. (a)                                                  1,398,000
    18,800    Netsol International, Inc. (a)(b)                                  131,600
    24,400    Nuance Communications Inc. (a)(b)                                1,052,250
    84,000    Progress Software Corp. (a)                                      1,212,750
    30,100    SERENA Software, Inc. (a)(b)                                     1,030,455
    48,500    Verity, Inc. (a)                                                 1,167,031
----------------------------------------------------------------------------------------
                                                                              13,118,954
----------------------------------------------------------------------------------------
Telecommunications -- 2.2%
    37,916    Avocent Corp. (a)                                                1,023,732
    28,800    Belden Inc.                                                        730,800
    34,900    DMC Stratex Networks, Inc. (a)                                     523,500
    46,250    Dycom Industries, Inc. (a)                                       1,662,109
    70,100    Illuminet Holdings, Inc. (a)                                     1,607,919
    67,300    ITC^DeltaCom, Inc. (a)                                             362,789
    51,550    MasTec, Inc. (a)                                                 1,031,000
    35,000    Tollgrade Communications Inc. (a)                                1,277,500
----------------------------------------------------------------------------------------
                                                                               8,219,349
----------------------------------------------------------------------------------------
Textiles/Apparel -- 0.9%
    39,800    Phillips-Van Heusen Corp.                                          517,400
   104,900    Reebok International Ltd. (a)(b)                                 2,867,966
----------------------------------------------------------------------------------------
                                                                               3,385,366
----------------------------------------------------------------------------------------
Tobacco -- 0.4%
    41,800    Universal Corp.                                                  1,463,000
----------------------------------------------------------------------------------------
Transportation -- 2.4%
    42,300    Alexander & Baldwin, Inc.                                        1,110,375
   108,900    Arkansas Best Corp. (a)                                          1,994,231
    74,300    Atlas Air, Inc. (a)(c)                                           2,424,037
    29,900    Forward Air Corp. (a)                                            1,115,644
    16,200    Roadway Express, Inc.                                              343,238
   117,711    Wabtec Corp.                                                     1,383,104
    35,900    Yellow Corp. (a)                                                   730,902
----------------------------------------------------------------------------------------
                                                                               9,101,531
----------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


14  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2000
================================================================================

   SHARES                             SECURITY                                   VALUE
========================================================================================
Utilities -- 5.0%
   128,180    El Paso Electric Co.                                          $  1,691,976
    27,000    Energen Corp.                                                      869,063
    64,700    IDACORP, Inc.                                                    3,174,344
    88,700    MDU Resources Group, Inc.                                        2,882,750
    45,800    New Jersey Resources Corp.                                       1,980,850
    66,400    Public Service Co. of New Mexico                                 1,780,350
    43,700    RGS Energy Group Inc.                                            1,417,519
    61,800    Southwest Gas Corp.                                              1,351,875
    74,900    UGI Corp.                                                        1,895,906
    30,700    UIL Holdings Corp.                                               1,527,325
----------------------------------------------------------------------------------------
                                                                              18,571,958
----------------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $316,598,709)                                         357,646,128
========================================================================================

    FACE
   AMOUNT                                            SECURITY                     VALUE
========================================================================================
U.S. TREASURY BILLS -- 0.3%
$ 1,025,000   U.S. Treasury Bills, due 3/15/01 (c) (Cost -- $1,012,672)        1,012,672
========================================================================================
REPURCHASE AGREEMENT-- 3.7%
 13,723,000   Goldman, Sachs & Co., 6.000% due 1/2/01; Proceeds at
                maturity -- $13,732,149;
                (Fully collateralized by U.S. Treasury Bonds and Notes,
                  6.000% to 9.125% due 7/31/01 to 8/15/17; Market
                  value -- $13,997,470) (Cost -- $13,723,000)                 13,723,000
========================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $331,334,381*)                                       $372,381,800
========================================================================================

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (See Note 7).

(c) Security is segregated as collateral for open futures contracts commitments.

*     Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


15  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            December 31, 2000
================================================================================

ASSETS:
    Investments, at value (Cost -- $331,334,381)                                     $ 372,381,800
    Cash                                                                                       489
    Collateral for securities on loan (Note 7)                                          36,193,756
    Receivable for securities sold                                                       9,565,515
    Receivable for Fund shares sold                                                        489,927
    Dividends and interest receivable                                                      389,522
--------------------------------------------------------------------------------------------------
    Total Assets                                                                       419,021,009
--------------------------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities on loan (Note 7)                                             36,193,756
    Payable for securities purchased                                                    13,251,001
    Payable for Fund shares purchased                                                    1,618,672
    Payable to broker - variation margin                                                   191,625
    Investment advisory fees payable                                                       179,985
    Administration fees payable                                                             28,080
    Distribution fees payable                                                                7,908
    Accrued expenses                                                                       101,343
--------------------------------------------------------------------------------------------------
    Total Liabilities                                                                   51,572,370
--------------------------------------------------------------------------------------------------
Total Net Assets                                                                     $ 367,448,639
==================================================================================================
NET ASSETS:
    Par value of capital shares                                                      $      28,331
    Capital paid in excess of par value                                                367,371,077
    Undistributed net investment income                                                    374,499
    Accumulated net realized loss from security transactions and futures contracts     (41,363,247)
    Net unrealized appreciation of investments and futures contracts                    41,037,979
--------------------------------------------------------------------------------------------------
Total Net Assets                                                                     $ 367,448,639
==================================================================================================
Shares Outstanding:
    Class A                                                                              3,212,430
    ----------------------------------------------------------------------------------------------
    Class B                                                                              2,233,307
    ----------------------------------------------------------------------------------------------
    Class L                                                                              1,466,571
    ----------------------------------------------------------------------------------------------
    Class Y                                                                             21,419,152
    ----------------------------------------------------------------------------------------------

Net Asset Value:
    Class A (and redemption price)                                                   $       12.91
    ----------------------------------------------------------------------------------------------
    Class B *                                                                        $       12.45
    ----------------------------------------------------------------------------------------------
    Class L **                                                                       $       12.45
    ----------------------------------------------------------------------------------------------
    Class Y (and redemption price)                                                   $       13.07
    ----------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
    Class A (net asset value plus 5.26% of net asset value per share)                $       13.59
    ----------------------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per share)                $       12.58
==================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


16  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended December 31, 2000
================================================================================

INVESTMENT INCOME:
    Dividends                                                                     $  3,356,500
    Interest                                                                         1,482,197
    Less: Foreign withholding tax                                                       (2,757)
----------------------------------------------------------------------------------------------
    Total Investment Income                                                          4,835,940
----------------------------------------------------------------------------------------------
EXPENSES:
    Investment advisory fees (Note 2)                                                2,389,947
    Distribution fees (Note 2)                                                         565,468
    Administration fees (Note 2)                                                       367,684
    Shareholder and system servicing fees                                               99,034
    Registration fees                                                                   73,106
    Shareholder communications                                                          45,837
    Audit and legal                                                                     33,483
    Custody                                                                             18,607
    Directors' fees                                                                      4,140
    Other                                                                               14,448
----------------------------------------------------------------------------------------------
    Total Expenses                                                                   3,611,754
----------------------------------------------------------------------------------------------
Net Investment Income                                                                1,224,186
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
    Realized Loss From:
      Security transactions (excluding short-term securities)                      (11,519,190)
      Futures contracts                                                             (5,074,910)
----------------------------------------------------------------------------------------------
    Net Realized Loss                                                              (16,594,100)
----------------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments and Futures Contracts:
      Beginning of the year                                                         19,169,449
      End of year                                                                   41,037,979
----------------------------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation                                         21,868,530
----------------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                        5,274,430
----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                            $  6,498,616
==============================================================================================

                       See Notes to Financial Statements.


17  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets             For the Years Ended December 31,
================================================================================

                                                                         2000             1999
====================================================================================================
OPERATIONS:
    Net investment income                                            $   1,224,186    $   1,079,990
    Net realized gain (loss)                                           (16,594,100)      65,293,020
    Increase (decrease) in net unrealized appreciation                  21,868,530       (4,324,590)
----------------------------------------------------------------------------------------------------
    Increase in Net Assets From Operations                               6,498,616       62,048,420
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                       --         (649,805)
    Net realized gains                                                 (40,615,594)     (37,772,099)
----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Distributions to Shareholders          (40,615,594)     (38,421,904)
----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
    Net proceeds from sale of shares                                   224,389,295      182,774,760
    Net asset value of shares issued for reinvestment of dividends       7,904,432        7,478,235
    Cost of shares reacquired                                         (174,421,126)    (151,098,520)
----------------------------------------------------------------------------------------------------
    Increase in Net Assets From Fund Share Transactions                 57,872,601       39,154,475
----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                  23,755,623       62,780,991

NET ASSETS:
    Beginning of year                                                  343,693,016      280,912,025
----------------------------------------------------------------------------------------------------
    End of year*                                                     $ 367,448,639    $ 343,693,016
====================================================================================================
* Includes undistributed net investment income of:                   $     374,499    $     382,804
====================================================================================================

                       See Notes to Financial Statements.


18  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Small Cap Core Fund, Inc. ("Fund"), formerly known as Smith Barney Small Cap Blend Fund, Inc., a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange or on the Nasdaq National Market System are valued at closing prices on such exchange or market; securities for which no sales prices are reported are valued at the mean between the most recently quoted bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $95,058 was reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Travelers Investment Management Company ("TIMCO"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays TIMCO a fee calculated at the annual rate of 0.65% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

SSB Citi Fund Management LLC ("SSBC"), another subsidiary of SSBH, acts as the Fund's administrator. As compensation for its services, the Fund pays SSBC a fee calculated at the annual rate of 0.10% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended December 31, 2000, the Fund paid transfer agent fees of $82,512 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended December 31, 2000, SSB and its affiliates received brokerage commissions of $1,785.


19  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2000, SSB and CFBDS received sales charges of approximately $147,000 and $65,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                          Class B        Class L
================================================================================
CDSCs                                                     $60,000        $ 3,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class.

For the year ended December 31, 2000, total Distribution Plan fees were as follows:

                                          Class A         Class B        Class L
================================================================================
Distribution Plan Fees                    $111,088       $289,086       $165,294
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $372,518,707
--------------------------------------------------------------------------------
Sales                                                                351,617,741
================================================================================

At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 66,828,347
Gross unrealized depreciation                                       (25,780,928)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 41,047,419
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires daily maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio.

The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).


20  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

At December 31, 2000, the Fund had the following open futures contracts:

                           # of
Purchased Contracts      Contracts                     Basis        Market      Unrealized
                          to Buy      Expiration       Value         Value         Loss
==========================================================================================
Russell 2000                35           3/01       $8,563,440    $8,554,000    $(9,440)
==========================================================================================

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Fund held no purchased call or put option contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2000, the Fund loaned common stocks having a value of $33,701,799 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Certificates of Deposit:
  Daichi Kangyo Bank, 6.73% due 1/8/01                               $ 1,075,677
  Daichi Kangyo Bank, 6.73% due 1/9/01                                    22,275
  Norinchunkin Bank, 6.72% due 1/16/01                                    28,525
Commercial Paper:
  CXC Inc., 6.66% due 1/5/01                                             828,486
  Specialized Purchase, 6.70% due 1/16/01                                754,085
Floating Rate Notes:
  Bear, Stearns & Co. Inc., 6.68% due 7/13/01                            929,256
  Bear, Stearns & Co. Inc., 6.50% due 9/12/01                            386,947
  Household Finance Corp., 6.79% due 10/25/01                            562,091
  Keybank Corp., 5.88% due 2/14/01                                     4,070,211
  Natexis Banque, 6.58% due 2/9/01                                       669,866
Repurchase Agreement:
  UBS Warburg LLC, 6.00% due 1/2/01                                      474,593


21  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Security Description                                                    Value
================================================================================
Time Deposits:
  Australia New Zealand, 6.63% due 1/2/01                            $ 5,972,713
  Bank Brussels, 6.66% due 1/2/01                                      4,701,923
  Bank Brussels, 6.70% due 1/2/01                                      2,160,343
  Bayerische Landis, 6.63% due 1/2/01                                  5,083,160
  CS First Boston Corp., 3.00% due 1/2/01                                508,316
  CS First Boston Corp., 5.00% due 1/2/01                              1,391,536
  CS First Boston Corp., 7.06% due 1/2/01                              2,674,992
  Societe Generale, 6.63% due 1/2/01                                   2,674,901
  Suntrust Bank, 4.50% due 1/2/01                                      1,223,860
--------------------------------------------------------------------------------
Total                                                                $36,193,756
================================================================================

For the year ended December 31, 2000, interest income earned by the Fund from securities lending was $203,950.

8. Capital Shares

At December 31, 2000, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At December 31, 2000, total paid-in capital amounted to the following for each class:

                           Class A        Class B       Class L       Class Y
================================================================================
Total Paid-in Capital    $33,606,497    $30,719,647   $19,448,184  $283,625,080
================================================================================

Transactions in shares of each class were as follows:

                                            Year Ended                       Year Ended
                                        December 31, 2000                 December 31, 1999
                                  -----------------------------      ---------------------------
                                     Shares          Amount             Shares         Amount
================================================================================================
Class A
Shares sold                        11,241,718    $ 160,199,610        9,105,221    $ 126,323,039
Shares issued on reinvestment         231,088        2,967,131          223,589        2,946,905
Shares reacquired                 (11,182,711)    (159,688,083)      (9,608,982)    (133,273,922)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)               290,095    $   3,478,658         (280,172)   $  (4,003,978)
================================================================================================
Class B
Shares sold                           436,123    $   6,076,747          715,813    $   9,567,489
Shares issued on reinvestment         245,578        3,046,788          234,980        3,024,197
Shares reacquired                    (513,934)      (7,059,102)        (683,740)      (9,004,356)
------------------------------------------------------------------------------------------------
Net Increase                          167,767    $   2,064,433          267,053    $   3,587,330
================================================================================================
Class L
Shares sold                           789,006    $  10,992,744        1,056,665    $  14,118,611
Shares issued on reinvestment         153,267        1,890,513          117,104        1,507,133
Shares reacquired                    (530,996)      (7,454,475)        (661,100)      (8,820,242)
------------------------------------------------------------------------------------------------
Net Increase                          411,277    $   5,428,782          512,669    $   6,805,502
================================================================================================
Class Y
Shares sold                         3,437,574    $  47,120,194        2,435,314    $  32,765,621
Shares reacquired                     (14,876)        (219,466)              --               --
------------------------------------------------------------------------------------------------
Net Increase                        3,422,698    $  46,900,728        2,435,314    $  32,765,621
================================================================================================


22  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class A Shares(1)                            2000(2)       1999(2)       1998(2)        1997        1996
==========================================================================================================
Net Asset Value, Beginning of Year          $ 14.26       $ 13.35       $ 13.68       $ 12.30     $ 12.15
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.02          0.02          0.00*         0.04        0.05
  Net realized and unrealized gain (loss)      0.15          2.65         (0.17)**       3.23        2.14
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.17          2.67         (0.17)         3.27        2.19
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --         (0.08)           --         (0.04)      (0.04)
  Net realized gains                          (1.52)        (1.68)        (0.16)        (1.98)      (2.00)
----------------------------------------------------------------------------------------------------------
Total Distributions                           (1.52)        (1.76)        (0.16)        (2.02)      (2.04)
----------------------------------------------------------------------------------------------------------
Redemption Fee(3)                                --            --            --          0.13          --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 12.91       $ 14.26       $ 13.35       $ 13.68     $ 12.30
----------------------------------------------------------------------------------------------------------
Total Return                                   1.57%        21.09%        (1.31)%       28.25%      20.56%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $41,457       $41,669       $42,747       $46,036     $52,911
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.16%         1.23%         1.33%         1.21%       1.21%
  Net investment income                        0.15          0.13          0.03          0.24        0.43
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         101%          104%          129%          140%        151%
==========================================================================================================

(1) The Fund operated as a closed-end investment company until June 23, 1997. As of that date all existing shares were converted to Class A shares. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements. The total returns noted for each year may have been different if the Fund had been an open-end fund from inception. The Fund's total returns while it was a closed-end fund are based on net asset value.

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Amount relates to a redemption fee which was in effect through December 31, 1997.

*     Amount represents less than $0.01 per share.

** The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.


23  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class B Shares                              2000(1)       1999(1)       1998(1)       1997(2)
================================================================================================
Net Asset Value, Beginning of Year          $ 13.92       $ 13.09       $ 13.52       $ 13.34
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                         (0.09)        (0.09)        (0.09)        (0.01)
  Net realized and unrealized gain (loss)      0.14          2.60         (0.18)*        2.18
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.05          2.51         (0.27)         2.17
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --            --            --         (0.01)
  Net realized gains                          (1.52)        (1.68)        (0.16)        (1.98)
------------------------------------------------------------------------------------------------
Total Distributions                           (1.52)        (1.68)        (0.16)        (1.99)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 12.45       $ 13.92       $ 13.09       $ 13.52
------------------------------------------------------------------------------------------------
Total Return                                   0.72%        20.21%        (2.07)%       16.73%++
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $27,801       $28,746       $23,551       $12,685
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.97%         2.04%         2.10%         1.99%+
  Net investment loss                         (0.65)        (0.66)        (0.72)        (0.26)+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         101%          104%          129%          140%
================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   For the period from June 25, 1997 (inception date) to December 31, 1997.

* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


24  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class L Shares                             2000(1)      1999(1)    1998(1)(2)       1997(3)
============================================================================================
Net Asset Value, Beginning of Year         $ 13.91      $ 13.09      $13.51         $13.24
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                        (0.09)       (0.08)      (0.10)         (0.01)
  Net realized and unrealized gain (loss)     0.15         2.58       (0.16)*         2.27
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.06         2.50       (0.26)          2.26
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --           --          --          (0.01)
  Net realized gains                         (1.52)       (1.68)      (0.16)         (1.98)
--------------------------------------------------------------------------------------------
Total Distributions                          (1.52)       (1.68)      (0.16)         (1.99)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $ 12.45      $ 13.91      $13.09         $13.51
--------------------------------------------------------------------------------------------
Total Return                                  0.79%       20.12%      (1.99)%        17.53%++
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $18,256      $14,684      $7,101         $2,974
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.96%        2.01%       2.13%          2.00%+
  Net investment loss                        (0.64)       (0.61)      (0.74)         (0.26)+
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        101%         104%        129%           140%
============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3)   For the period from June 24, 1997 (inception date) to December 31, 1997.

* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


25  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class Y Shares                              2000(1)       1999(1)       1998(1)       1997(2)
=================================================================================================
Net Asset Value, Beginning of Year         $  14.37      $  13.34      $  13.63      $  13.87
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.07          0.08          0.06          0.01
  Net realized and unrealized gain (loss)      0.15          2.66         (0.16)*       (0.21)
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.22          2.74         (0.10)        (0.20)
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --         (0.03)        (0.03)        (0.04)
  Net realized gains                          (1.52)        (1.68)        (0.16)           --
-------------------------------------------------------------------------------------------------
Total Distributions                           (1.52)        (1.71)        (0.19)        (0.04)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $  13.07      $  14.37      $  13.34      $  13.63
-------------------------------------------------------------------------------------------------
Total Return                                   1.91%        21.55%        (0.80)%       (1.42)%++
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $279,935      $258,594      $207,513      $104,503
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.79%         0.82%         0.94%         1.11%+
  Net investment income                        0.52          0.56          0.44          0.58+
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         101%          104%          129%          140%
=================================================================================================

(1)Per share amounts have been calculated using the monthly average shares method.

(2)   For the period from October 17, 1997 (inception date) to December 31,
      1997.

* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


26  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors
of Smith Barney Small Cap Core Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Core Fund, Inc. as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Small Cap Core Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                                    /s/ KPMG LLP

New York, New York

February 8, 2001


27  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

      For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:

      o     A corporate dividends received deduction of 7.25%.

      o     Total long-term capital gain distributions paid of $5,575,488.


28  Smith Barney Small Cap Core Fund, Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
      SMITH BARNEY
SMALL CAP CORE FUND, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Sandip A. Bhagat, CFA
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Travelers Investment Management Company

Distributor

Salomon Smith Barney Inc.

Custodian

PFPC Trust Company

Transfer Agent

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

Smith Barney Small Cap Core Fund, Inc.
================================================================================

This report is submitted for the general information of the shareholders of Smith Barney Small Cap Core Fund, Inc., but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SMALL CAP CORE FUND, INC.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
       --------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD01319 2/01
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